Provisions for liabilities and charges	6 Months Ended
Jun. 30, 2020
Provisions for liabilities and charges
Provisions for liabilities and charges

12.        Provisions for liabilities and charges

	Provisions	Payment	Other
	for	protection	regulatory
	commitments	insurance	provisions	Other	Total
	£m	£m	£m	£m	£m

At 1 January 2020	173	1,874	395	696	3,138
Exchange and other adjustments	—	—	—	(3)	(3)
Provisions applied	—	(996)	(298)	(102)	(1,396)
Charge for the period	289	—	158	63	510
At 30 June 2020	462	878	255	654	2,249

Payment protection insurance (excluding MBNA)

The Group has made provisions for PPI costs totalling £21,821 million; no additional charge has been made in the first half of 2020.

Good progress has been made with the review of PPI information requests received and the conversion rate remains low and consistent with the provision assumption of around 10 per cent, albeit operations have been impacted by the coronavirus pandemic in the second quarter.

At 30 June 2020, a provision of £742 million remained unutilised relating to complaints and associated administration costs excluding amounts relating to MBNA. Total cash payments were £830 million during the six months to 30 June 2020.

The total amount provided for PPI represents the Group’s best estimate of the likely future cost. A number of risks and uncertainties remain including processing the remaining outstanding complaints. These may also be impacted by any further regulatory changes. The cost could therefore differ from the Group’s estimates and the assumptions underpinning them, and could result in a further provision being required.

For every 1 per cent increase in PIR conversion rate on the stock as at the industry deadline, the Group would expect an additional charge of approximately £100 million.

Payment protection insurance (MBNA)

As announced in December 2016, the Group’s exposure continues to remain capped at £240 million under the terms of the MBNA sale and purchase agreement. No additional charge has been made by MBNA to its PPI provision in the first half of 2020.

Other provisions for legal actions and regulatory matters

In the course of its business, the Group is engaged in discussions with the UK Prudential Regulation Authority (PRA), UK Financial Conduct Authority (FCA) and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the six months to 30 June 2020 the Group charged a further £158 million in respect of legal actions and other regulatory matters, and the unutilised balance at 30 June 2020 was £255 million (31 December 2019: £395 million). The most significant items are as follows.

Arrears handling related activities

The Group has provided an additional £28 million during the half-year to 30 June 2020 for arrears handling related activities, bringing the total provided to date to £1,009 million; the unutilised balance at 30 June 2020 was £78 million.

HBOS Reading – review

The Group completed its compensation assessment for all 71 business customers within the customer review in the fourth quarter of 2019. In total more than £109 million of compensation has been accepted by victims of the HBOS Reading fraud, in addition to £14 million for ex-gratia payments and £6 million for the re-imbursements of legal fees. Sir Ross Cranston’s Quality Assurance review was concluded on 10 December 2019 and made a number of recommendations, including a re-assessment of direct and consequential losses by an independent panel, an extension of debt relief, and a wider definition of de facto directors. Details of the panel were announced on 3 April 2020 and the panel’s full scope and methodology was published on 7 July 2020. Details of an appeal process for the further assessments of debt relief and de facto director status have also been announced. The Group has begun its assessment of customer claims for further debt relief and de facto director status. The Group has committed to implementing Sir Ross’s recommendations in full. It is not possible to estimate at this stage what the financial impact will be.